EXHIBIT 10.52

                               AMENDMENT AGREEMENT

      This is an Agreement dated as of December 23, 1999 (the "Agreement") by and among DIANON SYSTEMS, INC. ("DIANON"), on the one hand, and A. Bruce Shapiro ("A. Shapiro"), Ralph M. Richart, M.D. ("Richart"), Dana Shapiro ("D. Shapiro"), Kyto Meridien Diagnostics, L.L.C. ("KMD"), Kyto Diagnostics L.P. ("Kyto") and Meridien Diagnostics Labs, Inc. ("Meridien"), on the other hand.

                                   WITNESSETH:

      WHEREAS, KMD, Kyto, Meridien, A. Shapiro and Richart (collectively the "Sellers") entered into an Asset Purchase Agreement dated as of April 7, 1999 (the "Asset Agreement") with DIANON for the purchase of substantially all of the assets of KMD; and

      WHEREAS, pursuant to the Asset Agreement, A. Shapiro entered into a Consulting Agreement with DIANON dated as of May 1, 1999 (the "Consulting Agreement"); and

      WHEREAS, pursuant to the Asset Agreement, Richart entered into an Employment Agreement with DIANON dated as of May 1, 1999 (the "Employment Agreement"); and

      WHEREAS, pursuant to the Asset Agreement, D. Shapiro entered into an Employment Agreement with DIANON dated as of May 1, 1999; and

      WHEREAS, Section 3(a) of the Asset Purchase Agreement requires DIANON to make certain payments to KMD for Purchased Receivables; and

      WHEREAS, certain disputes have arisen concerning the Employment and Consulting Agreements.

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.    OFFSETTING PAYMENTS.

      (A) In full and complete satisfaction of its obligation to pay for the Purchased Receivables under Section 3(a) of the Asset Agreement, DIANON shall pay to KMD three hundred ninety-nine thousand eight hundred and sixty-two ($399,862) dollars in the manner described in paragraph (C) below.

      (B) In the manner described in paragraph (C) below, A. Shapiro, Richart and D. Shapiro shall refund the amounts indicated below that were paid to them under their respective Consulting and Employment Agreements through December 31, 1999:

      A. Shapiro:   One hundred fifty-four thousand five hundred fifty-two
                    ($154,552) dollars;

      Richart: One hundred thirty-five thousand three hundred twenty-one ($135,321) dollars;

      D. Shapiro:   Forty-three thousand five hundred fifty-seven ($43,557)
                    dollars

      (C) The payments under paragraph (A) and (B) above shall be made by offsetting the amounts to be paid by A. Shapiro, Richart and D. Shapiro against the payments to be made by DIANON. The payments required by each of A. Shapiro, Richart, D. Shapiro and DIANON shall be recognized to


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have been paid in full upon the payment by DIANON to KMD of the net balance resulting from the offsetting payments, which net balance is sixty-six thousand four hundred thirty-two ($66,432) dollars.

2.    AMENDMENT TO AGREEMENTS.

      (A) The term specified in Section 3 of the Consulting Agreement is hereby amended to end on the second anniversary of the Closing Date of the Asset Agreement.

      (B) The term specified in Section 3 of the Employment Agreement is hereby amended to end on the second anniversary of the Closing Date of the Asset Agreement.

      (C) Except as amended herein, the Consulting Agreement and Employment Agreement shall remain in full force and effect in accordance with their terms and may not be further amended except in a writing signed by the parties thereto. In particular, the term and requirements of the restrictive covenants set forth in Section 5 of the Consulting Agreement and Section 5 of the Employment Agreement shall remain as set forth in those agreements and are not altered or diminished in any respect as a consequence of these amendments.

3.    CROSS-RELEASES.

      Simultaneously with the execution of this Agreement, DIANON shall execute a release in the form of Exhibit A annexed hereto and Sellers shall execute a release in the form of Exhibit B annexed hereto.

4.    NON ADMISSION.

      Nothing in this Agreement shall be construed as, and none of the Parties hereto has made, an admission of liability or wrongdoing.

5.    COUNTERPARTS.

      This Agreement and the Releases may be signed in counterparts, each of which when so executed and delivered shall be deemed an original.



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6.    NON-DEFAMATION

      No person within the senior management of DIANON shall make any defamatory or misleading statement that is calculated to have the effect or purpose of maligning the integrity, management, products or services of the Sellers or their officers, directors, shareholders or principals, including D. Shapiro, whether in connection with the Asset Purchase, Employment or Consulting Agreements or otherwise.

7.    REPRESENTATION AND WARRANTY

      DIANON represents and warrants to the Sellers that, as of the date of this Agreement, other than issues raised in discussions or correspondence between DIANON and any of the Sellers or D. Shapiro, including without limitation issues relating to the Oxford contract, potential professional liability claims, which matters are released pursuant to this Agreement, and matters disclosed by Sellers pursuant to the Asset Agreement, DIANON, other than members of DIANON to whom this representation is being made, has no knowledge of any facts or any threatened or pending claims by any third party that would form the basis of any additional claim, cause of action or judgment against the Sellers or D. Shapiro.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

DIANON SYSTEMS, INC.

                                               /s/ A. Bruce Shapiro
                                               ---------------------------------
                                               A. Bruce Shapiro
/s/ KCJ
-----------------------------------------
By:  Kevin Johnson                             /s/ Ralph Richart
                                               ---------------------------------
                                               Ralph M. Richart, M.D.



KYTO MERIDIEN DIAGNOSTICS, L.L.C.              /s/ Dana Shapiro
                                               ---------------------------------
                                               Dana Shapiro

/s/ Ralph Richart
-----------------------------------------
By:  Bruce Shapiro or Ralph Richart, M.D.



MERIDIEN DIAGNOSTICS LABS, INC.                KYTO DIAGNOSTICS

/s/ Bruce Shapiro                              /s/ Ralph Richart
-----------------------------------------      ---------------------------------
By:  Bruce Shapiro                             By: Ralph Richart, M.D.


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                        EXHIBIT A TO AMENDMENT AGREEMENT

                                     RELEASE

            TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT Dianon Systems, Inc. a corporation organized and existing under the laws of the State of Delaware, (the "RELEASOR"), in consideration of the sum of $1.00 and other good and valuable consideration, receipt of which is hereby acknowledged, except as limited herein, releases, discharges and acquits forever Kyto Meridien Diagnostics, L.L.C., a New York limited liability company, Meridien Diagnostics Labs, Inc., a New York corporation, Kyto Diagnostics, L.P. a New York limited partnership, A. Bruce Shapiro, Ralph M. Richart, M.D., and Dana Shapiro (the "RELEASEES"), RELEASEES' heirs, executors, administrators, members, partners, officers, employees, agents, successors and assigns, from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever in law, admiralty or equity, which the RELEASOR and the RELEASOR's heirs, executors, administrators, partners, officers, directors, shareholders, employees, agents, successors and assigns ever had, now have or hereafter can, shall or may have, for, upon or by reason of any breach of representation and warranty by RELEASEES concerning revenues derived from a contract to service Oxford Health Plans and any financial consequences to the business of RELEASOR from the beginning of the world to the date of this Release arising from any matter, cause or thing known by DIANON, other than employees and consultants of DIANON who are subject to this Release.

1. Nothing in this Release is intended to, nor shall, release or waive any right or obligation of the parties hereto arising under a certain Amendment Agreement dated as of December 23, 1999 and executed by the parties in connection with this Release, or the Employment and Consulting Agreements referred to therein.

2. Nothing in this Release is intended to, nor shall, release or waive any action, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bills, specialties, covenants, contracts, controversies, agreements, promises, damages, judgments, claims or demands whatsoever, in law or in equity, which RELEASOR had, now has or hereafter can, shall or may have against RELEASEES, or any RELEASEE, or any of RELEASEES' heirs, executors, administrators, members, partners, officers, employees, agents, successors or assigns, with respect to any governmental or third party claim, proceeding, investigation, suit, controversy, judgment or action, whether s based on known facts or facts unknown as of the date of this Release.



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3. The signatory to this Release hereby warrants and represents that he is duly authorized to enter into this Release on behalf of the persons and entities on whose behalf he purports to act.

4. This Release shall in all respects be interpreted, enforced and governed under the laws of the State of New York without regard to New York's conflicts of laws principles.

5. Whenever text hereof requires, the use of the singular number shall include the appropriate plural number.

6. This Release may not be changed orally.


            IN WITNESS WHEREOF, this Release has been executed by a duly authorized representative as of the date set forth below.


                                    DIANON SYSTEMS, INC.

                                     By:     /s/ KCJ
                                             ---------------------------------
                                     Title:  President and CEO
                                             ---------------------------------
                                     Date:   1/26/00
                                             ---------------------------------



                                ACKNOWLEDGMENT

STATE  OF CONNECTICUT   )
                        )  SS.:
COUNTY OF FAIRFIELD     )


            On the 26th day of January, 2000, before me personally came Kevin C. Johnson, to me known, who by me duly sworn, did depose and say that deponent resides at Keelers Ridge, Wilton, Ct, that deponent is a duly authorized officer of Dianon Systems, Inc. the corporation described herein as Releasor and which executed the foregoing Release, and that deponent signed deponent's name thereto by authority of the board of directors of said corporation.


                                            Merrilee B. Tooker
                                            ------------------
                                              Notary Public


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                        EXHIBIT B TO AMENDMENT AGREEMENT

                                     RELEASE

            TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT
A. Bruce Shapiro, Ralph M. Richart, M.D., Dana Shapiro, Kyto Meridien Diagnostics, L.L.C., Kyto Diagnostics, L.P. and Meridien Diagnostics Labs, Inc. (the "RELEASORS"), in consideration of the sum of $1.00 and other good and valuable consideration, receipt of which is hereby acknowledged, release, discharge and acquit forever Dianon Systems, Inc., a Delaware Corporation (the "RELEASEE"), RELEASEE's heirs, executors, administrators, members, partners, officers, employees, agents, successors and assigns, from all known actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity, which the RELEASORS and the RELEASORS's heirs, executors, administrators, partners, officers, directors, shareholders, employees, agents, successors and assigns ever had, now have or hereafter can, shall or may have, for, upon or by reason of RELEASEE's payment obligations for Purchased Receivables under Section 3 (A) of the Asset Purchase Agreement by and among Dianon Systems, Inc., Kyto Meridien Diagnostics, L.L.C. et alia dated April 7, 1999.

            1. Nothing in this Release is intended to, nor shall, release or waive any right or obligation of the parties hereto arising under a certain Amendment Agreement dated as of December 23, 1999 and executed by the parties in connection with this Release, or the Employment and Consulting Agreements referred to therein.

            2. The signatories to this Release hereby warrant and represent that he or she is duly authorized to enter into this Release on behalf of the persons and entities on whose behalf he or she purports to act.

            3. This Release shall in all respects be interpreted, enforced and governed under the laws of the State of New York without regard to New York's conflicts of laws principles.

            4. Whenever text hereof requires, the use of the singular number shall include the appropriate plural number.

            5. This Release may not be changed orally.

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            IN WITNESS WHEREOF, this Release has been executed by a duly authorized representative as of the date set forth below.


                                                 /s/ A. Bruce Shapiro
                                               ---------------------------------
KYTO MERIDIEN DIAGNOSTICS, L.L.C.              A. Bruce Shapiro

/s/ Ralph Richart                              /s/ Ralph Richart
                                               ---------------------------------
-----------------------------------------
By:  Bruce Shapiro or Ralph Richart,           Ralph M. Richart, M.D.
M.D.

                                               /s/ Dana Shapiro

                                               ---------------------------------
                                               Dana Shapiro

MERIDIEN DIAGNOSTICS LABS, INC.

                                               KYTO DIAGNOSTICS, L.P.
/s/ A. Bruce Shapiro

-----------------------------------------
By:  Bruce Shapiro                             /s/ Ralph Richart
                                               ---------------------------------
                                               By:  Ralph Richart, M.D.




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                                ACKNOWLEDGMENT

STATE OF NEW YORK   )
                    ) SS.:
COUNTY OF NEW YORK  )


            On the 27th day of January, 2000, before me personally came Ralph Richart to me known, who by me duly sworn, did depose and say that deponent resides at Oakdale, NY, that deponent is a duly authorized officer of Kyto Meridien Diagnostics, L.L.C.. the corporation described herein as Releasor and which executed the foregoing Release, and that deponent signed deponent's name thereto by authority of the board of directors of said corporation.

                                            Catherine McGrath
                                            -----------------
                                              Notary Public



                                 ACKNOWLEDGMENT

STATE OF NEW YORK   )
                    ) SS.:
COUNTY OF NEW YORK  )


            On the 27th day of January, 2000, before me personally came Bruce Shapiro, to me known, who by me duly sworn, did depose and say that deponent resides at Woodbury, NY, that deponent is a duly authorized officer of Meridien Diagnositcs Labs, Inc.. the corporation described herein as Releasor and which executed the foregoing Release, and that deponent signed deponent's name thereto by authority of the board of directors of said corporation.

                                          Lindsay Mara Schoen
                                          -------------------
                                          Notary Public




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                                 ACKNOWLEDGMENT

STATE OF NEW YORK       )
                        ) SS.:
COUNTY OF NASSAU        )


            On the 26th day of January, 2000, before me personally came Dana Shapiro, to me known, who by me duly sworn, did depose and say that deponent resides at Woodbury, NY, that deponent described herein as Releasor and which executed the foregoing Release.

                                               Kathleen Andres
                                               ---------------
                                                Notary Public



                                 ACKNOWLEDGMENT

STATE OF NEW YORK       )
                        ) SS.:
COUNTY OF NASSAU        )


            On the 26th day of January, 2000, before me personally came A. Bruce Shapiro, to me known, who by me duly sworn, did depose and say that deponent resides at Woodbury, NY, that deponent is the person described herein as Releasor and who executed the foregoing Release.

                                              Kathleen Andres
                                              ---------------
                                               Notary Public


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                                 ACKNOWLEDGMENT

STATE OF NEW YORK       )
                        ) SS.:
COUNTY OF NEW YORK      )


            On the 27th day of January, 2000, before me personally came Ralph M. Richart, M.D., to me known, who by me duly sworn, did depose and say that deponent resides at Oakdale, NY, that deponent is the person described herein as Releasor and who executed the foregoing Release.

                                            Catherine McGrath
                                            -----------------
                                              Notary Public


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